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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


                                November 5, 2004
                -----------------------------------------------
                Date of report (Date of earliest event reported)


                                   ADVO, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                        1-11720              06-0885252
---------------------------------         ------------       -------------------
  (State or other jurisdiction            (Commission          (IRS Employer
of incorporation or organization)         file number)       Identification No.)

                One Targeting Centre, Windsor, Connecticut 06095
                ------------------------------------------------
                    (Address of Principal Executive Offices)


Registrant's telephone number, including area code:   (860) 285-6100
                                                      --------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communication pursuant to Rule 425 under the Securities Act (17
    CFR 230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c)).

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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITVE AGREEMENT
           -----------------------------------------

On November 5, 2004 the Company and S. Scott Harding ("Harding") agreed to amend the "Air Travel" provision of Harding's Employment Agreement dated October 15, 2004, to reflect a change in the valuation of the air travel to better comport with the Company's valuation procedures. A copy of the amendment is attached as an exhibit to this Form 8-K.


ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS
             ---------------------------------

             (c)  Exhibits.


Exhibit
No.          Description
-------      -----------
10.1         Amendment No. 1 to Employment Agreement between ADVO, Inc. and
             S. Scott Harding, dated November 5, 2004.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                             ADVO, Inc.
Date: November 10, 2004
      -----------------                      By  /s/ JOHN D. SPERIDAKOS
                                                     ------------------
                                                     John D. Speridakos
                                                     Vice President & Controller


                                      -3-
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EXHIBIT INDEX
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Exhibit No.    Description
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   10.1        Amendment No. 1 to Employment Agreement between ADVO, Inc. and S.
               Scott Harding, dated November 5, 2004.